Exhibit 10.1
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT
          AMENDMENT NUMBER ONE (this “amendment”) dated February 7, 2006 (the “Effective Date”) to the Collaboration and License Agreement dated as of July 20, 2001 (the “Collaboration Agreement”) by and between Neurocrine Biosciences, Inc., 12790 El Camino Real, San Diego, CA 92130 (“Neurocrine”) and Glaxo Group Limited, Glaxo Wellcome House, Berkley Avenue, Greenford, Middlesex, England, U.K. UB 06 0NN (“GGL”)
          WHEREAS, GGL subsequently assigned the entire Collaboration Agreement to SB Pharmco Puerto Rico Inc. (“GSK”);
          WHEREAS, Neurocrine and GSK would now like to amend certain terms and conditions set forth in the Collaboration Agreement pertaining to the payment of Milestones and to Correspondences and Notices (as defined in the Collaboration Agreement);
          NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein and other good and valuable consideration, the Parties agree as follows:
1	Defined Terms. Except as otherwise set forth herein, capitalized terms used herein shall have the meanings set forth in Article One of the Collaboration Agreement.

2	Amendment of the Collaboration Agreement

2.1	[***] Milestone. Paragraph 7.7 of the Collaboration Agreement provides for achievement based Milestone payments to be made by GSK to Neurocrine based on Milestone Events for [***] for Collaboration Products. The Parties have agreed that the [***] will be assigned to [***] regardless of [***] are developed. Notwithstanding the foregoing, if an [***] other than [***] shall be the [***] to achieve [***], then that [***] shall earn the [***] and in addition the Milestone payments shall be [***] as follows:

If the [***] to achieve [***] has earned Milestone payments under [***], then the Milestone payments already paid for [***] shall be [***] to the [***] amount (that is GSK shall pay an [***] in Milestone payments), [***] the

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amount by which Milestone payments already paid for [***] the amount payable for the equivalent Milestones under [***]. Thereafter, [***] shall be assigned to the [***].
If the [***] to achieve [***] has earned Milestone payments under the [***] (understanding that the Milestone payment for [***] shall have been paid at [***], then the Milestone payments already paid for that [***] prior to [***] shall be [***] to the [***] amount (that is GSK shall pay an additional [***]), [***] the total amount by which Milestone payments already paid for [***] exceed the amount payable under [***] and by which Milestone payments already paid for [***] the amount payable under [***]. Thereafter, [***] shall be assigned to the [***] and [***] shall be assigned to the [***].

2.2	Correspondences and Notices. Section 12.5 of the Collaboration Agreement provides for Correspondences and Notices. The addresses to which correspondence and notices should be sent is amended as follows:

All correspondence to GSK shall be addressed as follows:

SB Pharmco Puerto Rico Inc. Road 172, Km 9.1 Bo. Certenejas, Cidra, Puerto Rico 00739 Attention: Amelia Nunez

with copies to:

GlaxoSmithKline plc New Horizons Court Brentford Middlesex England UK TW8 9EP Attention: R&D Legal Operations

SmithKline Beecham Corporation. c/o GlaxoSmithKline Corporation One Franklin Plaza Philadelphia PA 19101 U.S.A Attention: Senior Vice President, WorldWide Business Development

All correspondence to Neurocrine shall be addressed as follows:

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Neurocrine Biosciences, Inc. 12790 El Camino Real San Diego California U.S.A. 92130 Attention: Senior Vice President, Business Development Cc: General Counsel and Secretary

3	Counterparts. This Amendment may be executed in any number of counterparts, each of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement.

4	Governing Law. This Amendment shall be governed by and interpreted in accordance with the substantive laws of the State of California (without regard to conflict of law principles) and the Parties hereby submit to the exclusive jurisdiction of the federal courts of the state of California.
          IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

NEUROCRINE BIOSCIENCES INC.

/s/ Kevin Gorman

By: Kevin Gorman

Title: Executive Vice President and Chief Business Officer

SB PHARMCO PUERTO RICO INC.

/s/ Donald F. Parman

By: Donald F. Parman

Title: Assistant Secretary

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